SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)	October 4, 2006
PACIFIC ETHANOL, INC.
(Exact name of registrant as specified in its charter)
Delaware (State or other jurisdiction of incorporation)	000-21467 (Commission File Number)	41-2170618 (IRS Employer Identification No.)

5711 N. West Avenue, Fresno, California	93711
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code:	(559) 435-1771

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry Into a Material Definitive Agreement.

(1) Restricted Stock Agreements dated and effective as of October 4, 2006 by and between Pacific Ethanol, Inc. and certain Employees

On October 4, 2006, Pacific Ethanol, Inc. (the “Company”) granted to certain employees shares of restricted stock under the Company’s 2006 Stock Incentive Plan (the “Plan”) pursuant to Restricted Stock Agreements dated and effective as of October 4, 2006 by and between the Company and those employees. The Plan is described below and is filed herewith as Exhibit 10.1. The form of Restricted Stock Agreement for employees is filed herewith as Exhibit 10.2.

The Company granted an aggregate of 836,360 shares of restricted stock to the employees, with an aggregate of 246,920 shares of restricted stock vesting immediately and an aggregate of 117,888 shares of restricted stock vesting on each of the next five anniversaries of the grant date starting on October 4, 2007.

Pursuant to the Restricted Stock Agreements and the Plan, the following executive officers of the Company were granted shares of restricted stock as described below:

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Neil M. Koehler, President and Chief Executive Officer and a member of the Board of Directors, was granted 93,600 shares of restricted stock, 23,400 shares of which vested immediately and 14,040 shares of which will vest, subject to continued employment, on each of the next five anniversaries of the grant date;

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John T. Miller, Chief Operating Officer, was granted 70,200 shares of restricted stock, 17,550 shares of which vested immediately and 10,530 shares of which will vest, subject to continued employment, on each of the next five anniversaries of the grant date; and

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Christopher W. Wright, Vice President, General Counsel and Secretary, was granted 70,200 shares of restricted stock, 17,550 shares of which vested immediately and 10,530 shares of which will vest, subject to continued employment, on each of the next five anniversaries of the grant date.

As a condition to subsequent vesting of the shares of restricted stock, an employee must remain continuously employed by the Company on a full time basis from the grant date through each subsequent vesting date. The interest of the employees in the restricted stock may vest as to 100% of the unvested shares of restricted stock upon a change in control but only in accordance with the Plan.

The employees have the right to vote the shares of restricted stock and to receive any cash dividends paid to or made with respect to the shares of restricted stock; provided, however, that dividends paid, if any, with respect to the shares of restricted stock that have not vested at the time of the dividend payment will be held in the custody of the Company and will be subject to the same restrictions that apply to the corresponding shares of restricted stock.

The Company is obligated to withhold minimum withholding tax amounts with respect to vested shares of restricted stock and upon future vesting of shares of restricted stock granted to its employees. Each employee is entitled to pay the minimum withholding tax amounts to the Company in cash or to elect to have the Company withhold a vested amount of shares of restricted stock having a value equivalent to the Company’s minimum withholding tax requirements, thereby reducing the number of shares of vested restricted stock that the employee ultimately receives. If an employee fails to timely make such election, the Company will withhold the necessary shares of vested restricted stock.

Shares of vested restricted stock withheld by the Company to satisfy minimum withholding tax requirements and shares of unvested restricted stock that are forfeited by an employee as a result of the failure of such shares to vest may be used for further grants under the Plan.

(2) Restricted Stock Agreements dated and effective as of October 4, 2006 by and between Pacific Ethanol, Inc. and certain Non-Employee Directors

On October 4, 2006, the Company granted to certain non-employee directors shares of restricted stock under the Plan pursuant to Restricted Stock Agreements dated and effective as of October 4, 2006 by and between the Company and those non-employee directors. The Plan is described below and is filed herewith as Exhibit 10.1. The form of Restricted Stock Agreement for non-employee directors is filed herewith as Exhibit 10.2.

Except as otherwise described below, the terms and conditions of the grant of the shares of restricted stock to the non-employee directors are substantially the same as described above with respect to the grant of shares of restricted stock to certain employees.

The Company granted an aggregate of 109,200 shares of restricted stock to the non-employee directors, with an aggregate of 33,800 shares of restricted stock vesting immediately and an aggregate of 26,000 shares of restricted stock vesting on each of the next two anniversaries of the grant date starting on October 4, 2007 and, for one non-employee director, 4,680 shares of restricted stock vest on each of the next five anniversaries of the grant date starting on October 4, 2007.

Pursuant to the Restricted Stock Agreements and the Plan, the following non-employee directors of the Company were granted shares of restricted stock as described below:

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William L. Jones was granted 31,200 shares of restricted stock, 7,800 shares of which vested immediately and 4,680 shares of which will vest, subject to continued service as a member of the Board of Directors of the Company, on each of the next five anniversaries of the grant date; and

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Terry L. Stone, Robert P. Thomas, Douglas L. Kieta, John L. Prince and Frank P. Greinke were each granted 15,600 shares of restricted stock, 5,200 shares of which vested immediately and 5,200 shares of which will vest, subject to continued service as members of the Board of Directors of the Company, on each of the next two anniversaries of the grant date.

As a condition to subsequent vesting of the shares of restricted stock, a non-employee director must remain continuously in the service of the Company as a member of its Board of Directors from the grant date through each subsequent vesting date. The Company is not obligated to withhold minimum withholding tax amounts with respect to shares of restricted stock granted to non-employee directors.

(3) Pacific Ethanol, Inc. 2006 Stock Incentive Plan

On July 19, 2006, the Board of Directors of the Company adopted the Plan, subject to stockholder approval. Stockholder approval of the Plan was obtained on September 7, 2006. The Company has registered the issuance of its securities under the Plan on a Registration Statement on Form S-8 under the Securities Act of 1933, as amended.

The Plan is intended to promote the Company’s interests by providing eligible persons in the Company’s service with the opportunity to acquire a proprietary or economic interest, or otherwise increase their proprietary or economic interest, in the Company as an incentive for them to remain in such service and render superior performance during such service. The Plan consists of two equity-based incentive programs, the Discretionary Grant Program and the Stock Issuance Program. Principal features of each program are summarized below.

Administration

The Compensation Committee of the Board of Directors of the Company has the exclusive authority to administer the Discretionary Grant and Stock Issuance Programs with respect to option grants, restricted stock awards, restricted stock units, stock appreciation rights, direct stock issuances and other stock-based awards (“equity awards”) made to executive officers and non-employee Board members, and also has the authority to make equity awards under those programs to all other eligible individuals. However, the Board of Directors may retain, reassume or exercise from time to time the power to administer those programs. Equity awards made to members of the Compensation Committee must be authorized and approved by a disinterested majority of the Board of Directors.

The term “plan administrator,” as used in this summary, means the Compensation Committee or the Board of Directors, to the extent either entity is acting within the scope of its administrative jurisdiction under the Plan.

Share Reserve

Initially, 2,000,000 shares of common stock are authorized for issuance under the Plan. No participant in the Plan may be granted equity awards for more than 250,000 shares of common stock per calendar year. This share-limitation is intended to assure that any deductions to which the Company would otherwise be entitled, either upon the exercise of stock options or stock appreciation rights granted under the Discretionary Grant Program with an exercise price per share equal to the fair market value per share of the Company’s common stock on the grant date or upon the subsequent sale of the shares purchased under those options, will not be subject to the $1.0 million limitation on the income tax deductibility of compensation paid per covered executive officer imposed under Internal Revenue Code (“IRC”) Section 162(m). In addition, shares issued under the Stock Issuance Program may qualify as performance-based compensation that is not subject to the IRC Section 162(m) limitation, if the issuance of those shares is approved by the Compensation Committee and the vesting is tied solely to the attainment of the corporate performance milestones discussed below in the summary description of that program.

The shares of common stock issuable under the Plan may be drawn from shares of the Company’s authorized but unissued shares or from shares reacquired by the Company, including shares repurchased on the open market. Shares subject to any outstanding equity awards under the Plan that expire or otherwise terminate before those shares are issued will be available for subsequent awards. Unvested shares issued under the Plan and subsequently repurchased by the Company at the option exercise or direct issue price paid per share, pursuant to the Company’s repurchase rights under the Plan, will be added back to the number of shares reserved for issuance under the Plan and will be available for subsequent reissuance.

If the exercise price of an option under the Plan is paid with shares of common stock, then the authorized reserve of common stock under the Plan will be reduced only by the net number of new shares issued under the exercised stock option. If shares of common stock otherwise issuable under the Plan are withheld in satisfaction of the withholding taxes incurred in connection with the issuance, exercise or vesting of an equity award, then the number of shares of common stock available for issuance under the Plan will be reduced only by the net number of shares issued pursuant to that equity award. The withheld shares will not reduce the share reserve. Upon the exercise of any stock appreciation right granted under the Plan, the share reserve will only be reduced by the net number of shares actually issued upon exercise, and not by the gross number of shares as to which the stock appreciation right is exercised.

Eligibility

Officers, employees, non-employee directors, and consultants and independent advisors who are under written contract and whose securities issued pursuant to the Plan could be registered on Form S-8, all of whom are in the Company’s service or the service of any parent or subsidiary of the Company’s, whether now existing or subsequently established, are eligible to participate in the Discretionary Grant and Stock Issuance Programs.

Valuation

The fair market value per share of the Company’s common stock on any relevant date under the Plan will be deemed to be equal to the closing selling price per share of the Company’s common stock at the close of regular hours trading on the Nasdaq Global Market (or other applicable marker) on that date, as the price is reported by the National Association of Securities Dealers. If there is no closing selling price for the Company’s common stock on the date in question, the fair market value will be the closing selling price on the last preceding date for which a quotation exists.

Discretionary Grant Program

The plan administrator has complete discretion under the Discretionary Grant Program to determine which eligible individuals are to receive equity awards under that program, the time or times when those equity awards are to be made, the number of shares subject to each award, the time or times when each equity award is to vest and become exercisable, the maximum term for which the equity award is to remain outstanding and the status of any granted option as either an incentive stock option or a non-statutory option under the federal tax laws.

Stock Options. Each granted option will have an exercise price per share determined by the plan administrator, provided that the exercise price will not be less than 85% or 100% of the fair market value of a share on the grant date in the case of non-statutory or incentive options, respectively. No granted option will have a term in excess of ten years. Incentive options granted to an employee who beneficially owns more than 10% of the Company’s outstanding common stock must have exercise prices not less than 110% of the fair market value of a share on the grant date and a term of not more than five years measured from the grant date. Options generally will become exercisable in one or more installments over a specified period of service measured from the grant date. However, options may be structured so that they will be immediately exercisable for any or all of the option shares. Any unvested shares acquired under immediately exercisable options will be subject to repurchase, at the exercise price paid per share, if the optionee ceases service with the Company prior to vesting in those shares.

An optionee who ceases service with the Company other than due to misconduct will have a limited time within which to exercise outstanding options for any shares for which those options are vested and exercisable at the time of cessation of service. The plan administrator has complete discretion to extend the period following the optionee’s cessation of service during which outstanding options may be exercised (but not beyond the expiration date) and/or to accelerate the exercisability or vesting of options in whole or in part. Discretion may be exercised at any time while the options remain outstanding, whether before or after the optionee’s actual cessation of service.

Stock Appreciation Rights. The plan administrator has the authority to issue the following three types of stock appreciation rights under the Discretionary Grant Program:

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Tandem stock appreciation rights, which provide the holders with the right, upon approval of the plan administrator, to surrender their options for an appreciation distribution in an amount equal to the excess of the fair market value of the vested shares of common stock subject to the surrendered option over the aggregate exercise price payable for those shares.

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Standalone stock appreciation rights, which allow the holders to exercise those rights as to a specific number of shares of common stock and receive in exchange an appreciation distribution in an amount equal to the excess of the fair market value on the exercise date of the shares of common stock as to which those rights are exercised over the aggregate base price in effect for those shares. The base price per share may not be less than the fair market value per share of the common stock on the date the standalone stock appreciation right is granted, and the right may not have a term in excess of ten years.

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Limited stock appreciation rights, which may be included in one or more option grants made under the Discretionary Grant Program to executive officers or directors who are subject to the short-swing profit liability provisions of Section 16 of the Securities Exchange Act of 1934, as amended (“Exchange Act”). Upon the successful completion of a hostile takeover for more than 50% of the Company’s outstanding voting securities or a change in a majority of the Board of Directors of the Company as a result of one or more contested elections for Board membership over a period of up to 36 consecutive months, each outstanding option with a limited stock appreciation right may be surrendered in return for a cash distribution per surrendered option share equal to the excess of the fair market value per share at the time the option is surrendered or, if greater and the option is a non-statutory option, the highest price paid per share in the transaction, over the exercise price payable per share under the option.

Payments with respect to exercised tandem or standalone stock appreciation rights may, at the discretion of the plan administrator, be made in cash or in shares of common stock. All payments with respect to exercised limited stock appreciation rights will be made in cash. Upon cessation of service with the Company, the holder of one or more stock appreciation rights will have a limited period within which to exercise those rights as to any shares as to which those stock appreciation rights are vested and exercisable at the time of cessation of service. The plan administrator will have complete discretion to extend the period following the holder’s cessation of service during which his or her outstanding stock appreciation rights may be exercised and/or to accelerate the exercisability or vesting of the stock appreciation rights in whole or in part. Discretion may be exercised at any time while the stock appreciation rights remain outstanding, whether before or after the holder’s actual cessation of service.

Repricing. The plan administrator has the authority, with the consent of the affected holders, to effect the cancellation of any or all outstanding options or stock appreciation rights under the Discretionary Grant Program and to grant in exchange one or more of the following: (i) new options or stock appreciation rights covering the same or a different number of shares of common stock but with an exercise or base price per share not less than the fair market value per share of common stock on the new grant date, or (ii) cash or shares of common stock, whether vested or unvested, equal in value to the value of the cancelled options or stock appreciation rights. The plan administrator also has the authority with or, if the affected holder is not subject to the short-swing profit liability of Section 16 of the Exchange Act, then without, the consent of the affected holders, to reduce the exercise or base price of one or more outstanding stock options or stock appreciation rights to the then current fair market value per share of common stock or to issue new stock options or stock appreciation rights with a lower exercise or base price in immediate cancellation of outstanding stock options or stock appreciation rights with a higher exercise or base price.

Stock Issuance Program

Shares of common stock may be issued under the Stock Issuance Program for valid consideration under the Delaware General Corporation Law as the plan administrator deems appropriate, including cash, past services or other property. In addition, restricted shares of common stock may be issued pursuant to restricted stock awards that vest in one or more installments over the recipient’s period of service or upon attainment of specified performance objectives. Shares of common stock may also be issued under the program pursuant to restricted stock units or other stock-based awards that entitle the recipients to receive the shares underlying those awards upon the attainment of designated performance goals, the satisfaction of specified service requirements and/or upon the expiration of a designated time period following the vesting of those awards or units, including without limitation, a deferred distribution date following the termination of the recipient’s service with the Company.

The plan administrator will have complete discretion under the Stock Issuance Program to determine which eligible individuals are to receive equity awards under the program, the time or times when those equity awards are to be made, the number of shares subject to each equity award, the vesting schedule to be in effect for the equity award and the consideration, if any, payable per share. The shares issued pursuant to an equity award may be fully vested upon issuance or may vest upon the completion of a designated service period and/or the attainment of pre-established performance goals.

To assure that the compensation attributable to one or more equity awards under the Stock Issuance Program will qualify as performance-based compensation that will not be subject to the $1.0 million limitation on the income tax deductibility of the compensation paid per covered executive officer imposed under IRC Section 162(m), the Compensation Committee will also have the discretionary authority to structure one or more equity awards under the Stock Issuance Program so that the shares subject to those particular awards will vest only upon the achievement of certain pre-established corporate performance goals. Goals may be based on one or more of the following criteria: (i) return on total stockholders’ equity; (ii) net income per share; (iii) net income or operating income; (iv) earnings before interest, taxes, depreciation, amortization and stock-based compensation costs, or operating income before depreciation and amortization; (v) sales or revenue targets; (vi) return on assets, capital or investment; (vii) cash flow; (viii) market share; (ix) cost reduction goals; (x) budget comparisons; (xi) implementation or completion of projects or processes strategic or critical to the Company’s business operations; (xii) measures of customer satisfaction; (xiii) any combination of, or a specified increase in, any of the foregoing; and (xiv) the formation of joint ventures, research and development collaborations, marketing or customer service collaborations, or the completion of other corporate transactions intended to enhance the Company’s revenue or profitability or expand the Company’s customer base; provided, however, that for purposes of items (ii), (iii) and (vii) above, the Compensation Committee may, at the time the equity awards are made, specify certain adjustments to those items as reported in accordance with generally accepted accounting principles in the U.S. (“GAAP”), which will exclude from the calculation of those performance goals one or more of the following: certain charges related to acquisitions, stock-based compensation, employer payroll tax expense on certain stock option exercises, settlement costs, restructuring costs, gains or losses on strategic investments, non-operating gains, certain other non-cash charges, valuation allowance on deferred tax assets, and the related income tax effects, purchases of property and equipment, and any extraordinary non-recurring items as described in Accounting Principles Board Opinion No. 30 or its successor, provided that those adjustments are in conformity with those reported by the Company on a non-GAAP basis. In addition, performance goals may be based upon the attainment of specified levels of the Company’s performance under one or more of the measures described above relative to the performance of other entities and may also be based on the performance of any of the Company’s business groups or divisions thereof or any parent or subsidiary. Performance goals may include a minimum threshold level of performance below which no award will be earned, levels of performance at which specified portions of an award will be earned, and a maximum level of performance at which an award will be fully earned. The Compensation Committee may provide that, if the actual level of attainment for any performance objective is between two specified levels, the amount of the award attributable to that performance objective shall be interpolated on a straight-line basis.

The plan administrator will have the discretionary authority at any time to accelerate the vesting of any and all shares of restricted stock or other unvested shares outstanding under the Stock Issuance Program.

Outstanding restricted stock units or other stock-based awards under the Stock Issuance Program will automatically terminate, and no shares of common stock will actually be issued in satisfaction of those awards, if the performance goals or service requirements established for those awards are not attained. The plan administrator, however, will have the discretionary authority to issue shares of common stock in satisfaction of one or more outstanding restricted stock units or other stock-based awards as to which the designated performance goals or service requirements are not attained.

Notwithstanding the foregoing, no vesting requirements tied to the attainment of performance objectives may be waived with respect to shares that were intended at the time of issuance to qualify as performance-based compensation under IRC Section 162(m), except in the event of certain involuntary terminations or changes in control or ownership.

General Provisions

Acceleration. If a change in control occurs, each outstanding equity award under the Discretionary Grant Program will automatically accelerate in full, unless (i) that award is assumed by the successor corporation or otherwise continued in effect, (ii) the award is replaced with a cash retention program that preserves the spread existing on the unvested shares subject to that equity award (the excess of the fair market value of those shares over the exercise or base price in effect for the shares) and provides for subsequent payout of that spread in accordance with the same vesting schedule in effect for those shares, or (iii) the acceleration of the award is subject to other limitations imposed by the plan administrator. In addition, all unvested shares outstanding under the Discretionary Grant and Stock Issuance Programs will immediately vest upon the change in control, except to the extent the Company’s repurchase rights with respect to those shares are to be assigned to the successor corporation or otherwise continued in effect or accelerated vesting is precluded by other limitations imposed by the plan administrator. Each outstanding equity award under the Stock Issuance Program will vest as to the number of shares of common stock subject to that award immediately prior to the change in control, unless that equity award is assumed by the successor corporation or otherwise continued in effect or replaced with a cash retention program similar to the program described in clause (ii) above or unless vesting is precluded by its terms. Immediately following a change in control, all outstanding awards under the Discretionary Grant Program will terminate and cease to be outstanding except to the extent assumed by the successor corporation or its parent or otherwise expressly continued in full force and effect pursuant to the terms of the change in control transaction.

The plan administrator will have the discretion to structure one or more equity awards under the Discretionary Grant and Stock Issuance Programs so that those equity awards will vest in full either immediately upon a change in control or in the event the individual’s service with the Company or the successor entity is terminated (actually or constructively) within a designated period following a change in control transaction, whether or not those equity awards are to be assumed or otherwise continued in effect or replaced with a cash retention program.

A change in control will be deemed to have occurred if, in a single transaction or series of related transactions:

(i) any person (as that term is used in Section 13(d) and 14(d) of the Exchange Act), or persons acting as a group, other than a trustee or fiduciary holding securities under an employment benefit program, is or becomes a beneficial owner (as defined in Rule 13-3 under the Exchange Act), directly or indirectly of securities representing 51% or more of the combined voting power of the Company;

(ii) there is a merger, consolidation, or other business combination transaction of the Company with or into an other corporation, entity or person, other than a transaction in which the holders of at least a majority of the shares of the Company’s voting capital stock outstanding immediately prior to such transaction continue to hold (either by such shares remaining outstanding or by their being converted into shares of voting capital stock of the surviving entity) a majority of the total voting power represented by the shares of voting capital stock of the Company (or the surviving entity) outstanding immediately after the transaction; or

(iii) all or substantially all of the Company’s assets are sold.

Stockholder Rights and Option Transferability. The holder of an option or stock appreciation right will have no stockholder rights with respect to the shares subject to that option or stock appreciation right unless and until the holder exercises the option or stock appreciation right and becomes a holder of record of shares of common stock distributed upon exercise of the award. Incentive options are not assignable or transferable other than by will or the laws of inheritance following the optionee’s death, and during the optionee’s lifetime, may only be exercised by the optionee. However, non-statutory options and stock appreciation rights may be transferred or assigned during the holder’s lifetime to one or more members of the holder’s family or to a trust established for the benefit of the holder and/or one or more family members or to the holder’s former spouse, to the extent the transfer is in connection with the holder’s estate plan or pursuant to a domestic relations order.

A participant will have certain stockholder rights with respect to shares of common stock issued to the participant under the Stock Issuance Program, whether or not the participant’s interest in those shares is vested. Accordingly, the participant will have the right to vote the shares and to receive any regular cash dividends paid on the shares, but will not have the right to transfer the shares prior to vesting. A participant will not have any stockholder rights with respect to the shares of common stock subject to restricted stock units or other stock-based awards until the awards vest and the shares of common stock are actually issued. However, dividend-equivalent units may be paid or credited, either in cash or in actual or phantom shares of common stock, on outstanding restricted stock units or other stock-based awards, subject to terms and conditions the plan administrator deems appropriate.

Changes in Capitalization. If any change is made to the outstanding shares of common stock by reason of any recapitalization, stock dividend, stock split, combination of shares, exchange of shares or other change in corporate structure effected without the Company’s receipt of consideration, appropriate adjustments will be made to (i) the maximum number and/or class of securities issuable under the Plan, (ii) the maximum number and/or class of securities for which any one person may be granted equity awards under the Plan per calendar year, (iii) the number and/or class of securities and the exercise price or base price per share in effect under each outstanding option or stock appreciation right, and (iv) the number and/or class of securities subject to each outstanding restricted stock unit or other stock-based award under the Plan and the cash consideration, if any, payable per share. All adjustments will be designed to preclude any dilution or enlargement of benefits under the Plan and the outstanding equity awards thereunder.

Special Tax Election. Subject to applicable laws, rules and regulations, the plan administrator may permit any or all holders of equity awards to utilize any or all of the following methods to satisfy all or part of the federal and state income and employment withholding taxes to which they may become subject in connection with the issuance, exercise or vesting of those equity awards:

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Stock Withholding: The election to have the Company withhold, from the shares otherwise issuable upon the issuance, exercise or vesting of an equity award, a portion of those shares with an aggregate fair market value equal to the percentage of the withholding taxes (not to exceed 100%) designated by the holder and make a cash payment equal to the fair market value directly to the appropriate taxing authorities on the individual’s behalf.

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Stock Delivery: The election to deliver to the Company certain shares of common stock previously acquired by the holder (other than in connection with the issuance, exercise or vesting that triggered the withholding taxes) with an aggregate fair market value equal to the percentage of the withholding taxes (not to exceed 100%) designated by the holder.

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Sale and Remittance: The election to deliver to the Company, to the extent the award is issued or exercised for vested shares, through a special sale and remittance procedure pursuant to which the optionee or participant will concurrently provide irrevocable instructions to a brokerage firm to effect the immediate sale of the purchased or issued shares and remit to the Company, out of the sale proceeds available on the settlement date, sufficient funds to cover the withholding taxes the Company is required to withhold by reason of the issuance, exercise or vesting.

Amendment, Suspension and Termination

The Board of Directors of the Company may suspend or terminate the Plan at any time. The Board of Directors of the Company may amend or modify the Plan, subject to any required stockholder approval. Stockholder approval will be required for any amendment that materially increases the number of shares available for issuance under the Plan, materially expands the class of individuals eligible to receive equity awards under the Plan, materially increases the benefits accruing to optionees and other participants under the Plan or materially reduces the price at which shares of common stock may be issued or purchased under the Plan, materially extends the term of the Plan, expands the types of awards available for issuance under the Plan, or as to which stockholder approval is required by applicable laws, rules or regulations.

Unless sooner terminated by the Board of Directors of the Company, the Plan will terminate on the earliest to occur of: (i) July 19, 2016; (ii) the date on which all shares available for issuance under the Plan have been issued as fully-vested shares; and (iii) the termination of all outstanding equity awards in connection with certain changes in control or ownership. If the Plan terminates on July 19, 2016, then all equity awards outstanding at that time will continue to have force and effect in accordance with the provisions of the documents evidencing those awards.

Federal Income Tax Consequences

The following discussion summarizes income tax consequences of the Plan under current federal income tax law and is intended for general information only. In addition, the tax consequences described below are subject to the limitations of IRC Section 162(m), as discussed in further detail below. Other federal taxes and foreign, state and local income taxes are not discussed, and may vary depending upon individual circumstances and from locality to locality.

Option Grants. Options granted under the Plan may be either incentive stock options, which satisfy the requirements of IRC Section 422, or non-statutory stock options, which are not intended to meet those requirements. The federal income tax treatment for the two types of options differs as follows:

Incentive Stock Options. No taxable income is recognized by the optionee at the time of the option grant, and, if there is no disqualifying disposition at the time of exercise, no taxable income is recognized for regular tax purposes at the time the option is exercised, although taxable income may arise at that time for alternative minimum tax purposes equal to the excess of the fair market value of the purchased shares at the time over the exercise price paid for those shares.

The optionee will recognize taxable income in the year in which the purchased shares are sold or otherwise made the subject of certain dispositions. For federal tax purposes, dispositions are divided into two categories: qualifying and disqualifying. A qualifying disposition occurs if the sale or other disposition is made more than two years after the date the option for the shares involved in the sale or disposition was granted and more than one year after the date the option was exercised for those shares. If either of these two requirements is not satisfied, a disqualifying disposition will result.

Upon a qualifying disposition, the optionee will recognize long-term capital gain in an amount equal to the excess of the amount realized upon the sale or other disposition of the purchased shares over the exercise price paid for the shares. If there is a disqualifying disposition of the shares, the excess of the fair market value of those shares on the exercise date over the exercise price paid for the shares will be taxable as ordinary income to the optionee. Any additional gain or any loss recognized upon the disposition will be taxable as a capital gain or capital loss.

If the optionee makes a disqualifying disposition of the purchased shares, the Company will be entitled to an income tax deduction, for the Company’s taxable year in which the disposition occurs, equal to the excess of the fair market value of the shares on the option exercise date over the exercise price paid for the shares. If the optionee makes a qualifying disposition, the Company will not be entitled to any income tax deduction.

Non-Statutory Stock Options. No taxable income is recognized by an optionee upon the grant of a non-statutory option. The optionee will, in general, recognize ordinary income, in the year in which the option is exercised, equal to the excess of the fair market value of the purchased shares on the exercise date over the exercise price paid for the shares, and the Company will be required to collect certain withholding taxes applicable to the income from the optionee.

The Company will be entitled to an income tax deduction equal to the amount of any ordinary income recognized by the optionee with respect to an exercised non-statutory option. The deduction will in general be allowed for the Company’s taxable year in which the ordinary income is recognized by the optionee.

If the shares acquired upon exercise of the non-statutory option are unvested and subject to repurchase in the event of the optionee’s cessation of service prior to vesting in those shares, the optionee will not recognize any taxable income at the time of exercise but will have to report as ordinary income, as and when the Company’s repurchase right lapses, an amount equal to the excess of the fair market value of the shares on the date the repurchase right lapses over the exercise price paid for the shares. The optionee may elect under IRC Section 83(b) to include as ordinary income in the year of exercise of the option an amount equal to the excess of the fair market value of the purchased shares on the exercise date over the exercise price paid for the shares. If a timely IRC Section 83(b) election is made, the optionee will not recognize any additional income as and when the repurchase right lapses.

Stock Appreciation Rights. No taxable income is recognized upon receipt of a stock appreciation right. The holder will recognize ordinary income in the year in which the stock appreciation right is exercised, in an amount equal to the excess of the fair market value of the underlying shares of common stock on the exercise date over the base price in effect for the exercised right, and the Company will be required to collect certain withholding taxes applicable to the income from the holder.

The Company will be entitled to an income tax deduction equal to the amount of any ordinary income recognized by the holder in connection with the exercise of a stock appreciation right. The deduction will in general be allowed for the Company’s taxable year in which the ordinary income is recognized by the holder.

Direct Stock Issuances. Stock granted under the Plan may include issuances such as unrestricted stock grants, restricted stock grants and restricted stock units. The federal income tax treatment for such stock issuances are as follows:

Unrestricted Stock Grants. The holder will recognize ordinary income in the year in which shares are actually issued to the holder. The amount of that income will be equal to the fair market value of the shares on the date of issuance, and the Company will be required to collect certain withholding taxes applicable to the income from the holder.

The Company will be entitled to an income tax deduction equal to the amount of ordinary income recognized by the holder at the time the shares are issued. The deduction will in general be allowed for the Company’s taxable year in which the ordinary income is recognized by the holder.

Restricted Stock Grants. No taxable income is recognized upon receipt of stock that qualifies as performance-based compensation unless the recipient elects to have the value of the stock (without consideration of any effect of the vesting conditions) included in income on the date of receipt. The recipient may elect under IRC Section 83(b) to include as ordinary income in the year the shares are actually issued an amount equal to the fair market value of the shares. If a timely IRC Section 83(b) election is made, the holder will not recognize any additional income when the vesting conditions lapse and will not be entitled to a deduction in the event the stock is forfeited as a result of failure to vest.

If the holder does not file an election under IRC Section 83(b), he will not recognize income until the shares vest. At that time, the holder will recognize ordinary income in an amount equal to the fair market value of the shares on the date the shares vest. The Company will be required to collect certain withholding taxes applicable to the income of the holder at that time.

The Company will be entitled to an income tax deduction equal to the amount of ordinary income recognized by the holder at the time the shares are issued, if the holder elects to file an election under IRC Section 83(b), or the Company will be entitled to an income tax deduction at the time the vesting conditions occur, if the holder does not elect to file an election under IRC Section 83(b).

Restricted Stock Units. No taxable income is recognized upon receipt of a restricted stock unit award. The holder will recognize ordinary income in the year in which the shares subject to that unit are actually issued to the holder. The amount of that income will be equal to the fair market value of the shares on the date of issuance, and the Company will be required to collect certain withholding taxes applicable to the income from the holder.

The Company will be entitled to an income tax deduction equal to the amount of ordinary income recognized by the holder at the time the shares are issued. The deduction will in general be allowed for the Company’s taxable year in which the ordinary income is recognized by the holder.

Deductibility of Executive Compensation

The Company anticipates that any compensation deemed paid by the Company in connection with disqualifying dispositions of incentive stock option shares or the exercise of non-statutory stock options or stock appreciation rights with exercise prices or base prices equal to or greater than the fair market value of the underlying shares on the grant date will qualify as performance-based compensation for purposes of IRC Section 162(m) and will not have to be taken into account for purposes of the $1.0 million limitation per covered individual on the deductibility of the compensation paid to certain executive officers. Accordingly, all compensation deemed paid with respect to those options or stock appreciation rights should remain deductible without limitation under IRC Section 162(m). However, any compensation deemed paid by the Company in connection with shares issued under the Stock Issuance Program will be subject to the $1.0 million limitation on deductibility per covered individual, except to the extent the vesting of those shares is based solely on one or more of the performance milestones specified above in the summary of the terms of the Stock Issuance Program.

Accounting Treatment

Pursuant to the accounting standards established by Statement of Financial Accounting Standards No. 123R, Share-Based Payment, or SFAS 123R, the Company is required to recognize all share-based payments, including grants of stock options, restricted stock units and employee stock purchase rights, in the Company’s financial statements effective January 1, 2006. Accordingly, stock options that are granted to the Company’s employees and non-employee Board members will have to be valued at fair value as of the grant date under an appropriate valuation formula, and that value will have to be charged as stock-based compensation expense against the Company’s reported GAAP earnings over the designated vesting period of the award. Similar option expensing will be required for any unvested options outstanding on January 1, 2006, with the grant date fair value of those unvested options to be expensed against the Company’s reported earnings over the remaining vesting period. For shares issuable upon the vesting of restricted stock units awarded under the Plan, the Company will be required to expense over the vesting period a compensation cost equal to the fair market value of the underlying shares on the date of the award. If any other shares are unvested at the time of their direct issuance, the fair market value of those shares at that time will be charged to the Company’s reported earnings ratably over the vesting period. This accounting treatment for restricted stock units and direct stock issuances will be applicable whether vesting is tied to service periods or performance goals. The issuance of a fully-vested stock bonus will result in an immediate charge to the Company’s earnings equal to the fair market value of the bonus shares on the issuance date.

Stock options and stock appreciation rights granted to non-employee consultants will result in a direct charge to the Company’s reported earnings based on the fair value of the grant measured on the vesting date of each installment of the underlying shares. Accordingly, the charge will take into account the appreciation in the fair value of the grant over the period between the grant date and the vesting date of each installment comprising that grant.

Item 9.01. Financial Statements and Exhibits.

(a) Financial Statements of Businesses Acquired.

None.

(b) Pro Forma Financial Information.

None.

(c) Exhibits.

Number	Description

10.1	Pacific Ethanol, Inc. 2006 Stock Incentive Plan (*)

10.2	Form of Employee Restricted Stock Agreement

10.3	Form of Non-Employee Director Restricted Stock Agreement

__________
(*)
Filed as an exhibit to the Registrant’s Registration Statement on Form S-8 (Reg. No. 333-137663) filed with the Securities and Exchange Commission on September 29, 2006 and incorporated herein by reference.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PACIFIC ETHANOL, INC.

Date: October 10, 2006	By:	/s/ WILLIAM G. LANGLEY

William G. Langley Chief Financial Officer

EXHIBITS FILED WITH THIS REPORT

Number	Description

10.2	Form of Employee Restricted Stock Agreement

10.3	Form of Non-Employee Director Restricted Stock Agreement